UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01                     Entry into a Material Definitive Agreement.

On April 30, 2010, Hilltop Holdings Inc., or the Company, entered into the Second Amendment to Management Services Agreement with Diamond A Administration Company, LLC.  Pursuant to the Management Services Agreement, as amended by the First Amendment to Management Services Agreement, Diamond A Administration Company, LLC provides certain management services to the Company and its subsidiaries, including, among others, financial and acquisition evaluation, and office space to the Company.  On April 29, 2010, the Compensation Committee of the Board of Directors of the Company recommended and approved an annual base salary of $400,000 for Jeremy B. Ford, the President and Chief Executive Officer of the Company, commencing April 1, 2010.  Mr. Jeremy Ford previously provided services to the Company under the Management Services Agreement.  In light of the employment of Mr. Jeremy Ford by the Company, Diamond A Administration Company, LLC agreed to reduce the monthly fee under the Management Services Agreement by $12,500 effective as of April 1, 2010.  A copy of the Second Amendment to Management Services Agreement is filed as Exhibit 10.14.3 to this Current Report on Form 8-K.

Diamond A Administration Company, LLC is an affiliate of Gerald J. Ford, the current Chairman of the Board of the Company and the beneficial owner of 26.6% of Company common stock as of April 30, 2010.  Gerald J. Ford and Jeremy B. Ford serve as directors and president and secretary, respectively, of Diamond A Administration Company, LLC.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.14.3	Second Amendment to Management Services Agreement, dated as of April 30, 2010, by and between Hilltop Holdings Inc. and Diamond A Administration Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: May 4, 2010	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.14.3	Second Amendment to Management Services Agreement, dated as of April 30, 2010, by and between Hilltop Holdings Inc. and Diamond A Administration Company, LLC.